SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED NOVEMBER 15, 2024 TO SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR THE HIGH YIELD MUNICIPAL FUND DATED JULY 31, 2024, AS SUPPLEMENTED

PENDING LIQUIDATION OF THE HIGH YIELD MUNICIPAL FUND

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”), upon the recommendation of Northern Trust Investments, Inc., investment adviser to the Trust, has determined that it is in the best interests of the High Yield Municipal Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about January 31, 2025 (the “Liquidation Date”) pursuant to a plan of liquidation and termination approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

The Fund will discontinue accepting orders by new investors for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust after the close of business on November 22, 2024; provided, however, that existing shareholders of the Fund may continue to purchase, redeem and exchange Fund shares subject to the account policies described in the Fund’s prospectus until January 17, 2025. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date. The plan of liquidation and termination for the Fund provides that the Fund will begin winding up its business and affairs and liquidating its assets in preparation for the liquidation.

Prior to the Liquidation Date, shareholders of the Fund may either: (1) redeem (sell) their shares at the Fund’s net asset value; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Redemption and exchange orders should be submitted in the manner described in the Fund’s prospectus under “Account Policies and Other Information.”

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s proportionate interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund will hold more cash, cash equivalents or other short-term investments than normal, which will cause the Fund to deviate from its stated investment strategies and prevent the Fund from meeting its stated investment objective.

The Fund may make distributions to the shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Also, an exchange by a shareholder of shares of the Fund for shares of another fund of the Trust, a redemption of shares of the Fund for cash, or a liquidating distribution made to a shareholder as of the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Fund shares and the shareholder’s tax basis in the Fund shares. Shareholders also may be subject to foreign taxes on the liquidating distributions received.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE FUND AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT HYM (11/24)